QUARTERLY SUPPLEMENTAL INFORMATION

# CARTER VALIDUS® MISSION CRITICAL REIT II

## SECOND QUARTER 2020

www.cvmissioncriticalreit2.com

# Disclosures

## Forward Looking Statements

Certain statements contained herein, other than historical fact, may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs regarding operational strategies, anticipated events and trends, the economy, and other future conditions and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "will" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the company's expectations, and investors should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company's control and which could materially affect the company's results of operations, financial condition, cash flows, performance or future achievements or events, including those described under the section entitled Item 1A. "Risk Factors" of Part I our 2019 Annual Report on Form 10-K and subsequent quarterly reports. One of the most significant factors, however, is the adverse effect of COVID-19 on the financial condition, results of operations, cash flows and performance of the company and its tenants, the real estate market and the global economy and financial markets. The extent to which COVID-19 impacts the company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of COVID-19, the actions taken to contain COVID-19 or mitigate its impact, and the direct and indirect economic effects of COVID-19 and containment measures, among others.

## Non-GAAP Measures

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization for real estate (EBITDAre); funds from operations (FFO); modified funds from operations (MFFO); adjusted funds from operations (AFFO); and net operating income (NOI). The measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives to net income or loss as an indicator of the company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measure of profitability and/or liquidity, computed in accordance with GAAP.

## Unaudited Financial Information

All quarterly information presented in this supplement is unaudited and should be read in conjunction with the company's audited consolidated financial statements (and the notes thereto) included in the Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 27, 2020.

# Supplemental Information as of June 30, 2020

| Section | Page |
| --- | --- |

## Corporate Address

4890 W. Kennedy Blvd
Suite 650
Tampa, FL 33609

## Transfer Agent

DST Systems, Inc.
P.O. Box 219731
Kansas City, MO 64121-9731

## Contact Information

Investor Support
888-292-3178

www.cvmissioncriticalreit2.com



See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Quarterly Financial Summary

***(dollars in thousands, except share data and per share amounts)***

*The following tables summarize the company's quarterly financial results and portfolio metrics.*

## Financial Results

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30, 2019 | June 30, 2019 |
| Rental revenue | $ 68,875 | $ 69,185 | $ 69,434 | $ 48,063 | $ 46,937 |
| Net income (loss) attributable to common stockholders | $ 11,095 | $ 5,669 | $ 1,787 | $ (9,630) | $ 6,264 |
| Net income (loss) attributable to common stockholders per basic and diluted share | $ 0.05 | $ 0.03 | $ 0.01 | $ (0.07) | $ 0.05 |
| EBITDAre | $ 47,945 | $ 48,144 | $ 49,423 | $ 31,702 | $ 31,900 |
| FFO attributable to common stockholders | $ 33,686 | $ 32,734 | $ 33,702 | $ 19,624 | $ 21,874 |
| FFO attributable to common stockholders per diluted share | $ 0.15 | $ 0.15 | $ 0.15 | $ 0.14 | $ 0.16 |
| MFFO attributable to common stockholders | $ 27,668 | $ 27,051 | $ 27,337 | $ 15,696 | $ 17,926 |
| MFFO attributable to common stockholders per diluted share | $ 0.13 | $ 0.12 | $ 0.12 | $ 0.11 | $ 0.13 |
| AFFO attributable to common stockholders | $ 28,645 | $ 28,024 | $ 28,311 | $ 16,361 | $ 18,572 |
| AFFO attributable to common stockholders per diluted share | $ 0.13 | $ 0.13 | $ 0.13 | $ 0.12 | $ 0.14 |
| Weighted average shares outstanding - diluted | 221,029,409 | 221,570,975 | 218,955,915 | 137,063,509 | 136,161,037 |

## Portfolio Metrics

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30, 2019 | June 30, 2019 |
| Number of properties | 152 | 153 | 152 | 90 | 85 |
| Rentable square feet (in thousands) | 8,625 | 8,696 | 8,681 | 6,117 | 5,815 |
| Weighted average rent escalation | 2.5% | 2.6% | 2.4% | 2.2% | 2.2% |
| Weighted average occupancy | 93.7% | 94.7% | 95.1% | 97.0% | 96.8% |
| Weighted average remaining lease term | 9.6 years | 9.9 years | 10.1 years | 9.4 years | 9.4 years |

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Financial Statistics and Ratios

*(dollars in thousands, except per share amounts)*

| Adjusted Interest Coverage Ratio | Three Months Ended June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30. 2019 | June 30, 2019 |
|---|---|---|---|---|---|
| Interest expense, adjusted | $ 14,418 | $ 15,410 | $ 15,721 | $ 12,078 | $ 10,026 |
| EBITDA | 50,588 | 48,053 | 41,347 | 18,544 | 31,767 |
| Adjusted interest coverage ratio | 3.5 x | 3.1 x | 2.6 x | 1.5 x | 3.2 x |

| Net Debt Ratios | As of June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30. 2019 | June 30, 2019 |
|---|---|---|---|---|---|
| Principal debt outstanding | $ 1,393,602 | $ 1,459,575 | $ 1,365,345 | $ 906,506 | $ 837,069 |
| Less: cash and cash equivalents | 74,782 | 150,476 | 69,342 | 67,969 | 66,049 |
| Net debt | 1,318,820 | 1,309,099 | 1,296,003 | 838,537 | 771,020 |
| EBITDAre annualized[1] | 191,780 | 192,576 | 197,692 | 126,808 | 127,600 |
| Net debt to EBITDAre ratio | 6.9 x | 6.8 x | 6.6 x | 6.6 x | 6.0 x |
| | | | | | |
| Net debt | $ 1,318,820 | $ 1,309,099 | $ 1,296,003 | $ 838,537 | $ 771,020 |
| Fair market value of real estate investments | 3,219,172 | 3,249,982 | 3,241,466 | 2,054,135 | 1,997,284 |
| Net debt leverage ratio | 41.0 % | 40.3 % | 40.0 % | 40.8 % | 38.6 % |

| Financial Metrics | As of June 30, 2020 |
|---|---|
| Net debt leverage ratio | 41.0 % |
| Net debt to EBITDAre ratio | 6.9 x |
| Adjusted interest coverage ratio | 3.5 x |
| Liquidity[2] | $ 266,327 |

| Other Key Metrics | As of June 30, 2020 |
|---|---|
| Total real estate investment | $ 3,144,322 |
| Net asset value per share[3] | $ 8.65 |
| Class A annualized distribution per share | $ 0.50 |
| Class I annualized distribution per share | $ 0.50 |
| Class T annualized distribution per share | $ 0.41 |
| Class T2 annualized distribution per share | $ 0.41 |

(1) EBITDAre is annualized based on actual quarter EBITDAre.
(2) Liquidity represents cash and cash equivalents of $74.8 million and borrowing base availability on the company's credit facility of $191.5 million as of June 30, 2020.
(3) The estimated net asset value per share was calculated as of October 31, 2019.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Condensed Consolidated Balance Sheets

*(dollars in thousands, except share data)*

| | (Unaudited) June 30, 2020 | December 31, 2019 |
|---|---|---|
| **ASSETS** | | |
| Real estate: | | |
| Land | $ 338,340 | $ 343,444 |
| Buildings and improvements, less accumulated depreciation of $162,790 and $128,304, respectively | 2,372,309 | 2,422,102 |
| Construction in progress | 12,762 | 2,916 |
| Total real estate, net | 2,723,411 | 2,768,462 |
| Cash and cash equivalents | 74,782 | 69,342 |
| Acquired intangible assets, less accumulated amortization of $80,977 and $64,164, respectively | 264,357 | 285,459 |
| Right-of-use assets - operating leases | 29,154 | 29,537 |
| Notes receivable, net | 31,419 | 2,700 |
| Other assets, net | 95,255 | 84,034 |
| **Total assets** | $ 3,218,378 | $ 3,239,534 |
| **LIABILITIES AND STOCKHOLDERS' EQUITY** | | |
| Liabilities: | | |
| Notes payable, net of deferred financing costs of $2,040 and $2,500, respectively | $ 453,562 | $ 454,845 |
| Credit facility, net of deferred financing costs of $6,560 and $7,385, respectively | 931,440 | 900,615 |
| Accounts payable due to affiliates | 8,149 | 9,759 |
| Accounts payable and other liabilities | 65,773 | 45,354 |
| Acquired intangible liabilities, less accumulated amortization of $15,089 and $12,332, respectively | 56,781 | 59,538 |
| Operating lease liabilities | 31,103 | 31,004 |
| **Total liabilities** | 1,546,808 | 1,501,115 |
| Stockholders' equity: | | |
| Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding | — | — |
| Common stock, $0.01 par value per share, 510,000,000 shares authorized; 233,203,373 and 231,416,123 shares issued, respectively; 220,865,308 and 221,912,714 shares outstanding, respectively | 2,209 | 2,219 |
| Additional paid-in capital | 1,972,886 | 1,981,848 |
| Accumulated distributions in excess of earnings | (277,349) | (240,946) |
| Accumulated other comprehensive loss | (26,178) | (4,704) |
| **Total stockholders' equity** | 1,671,568 | 1,738,417 |
| Noncontrolling interests | 2 | 2 |
| **Total equity** | 1,671,570 | 1,738,419 |
| **Total liabilities and stockholders' equity** | $ 3,218,378 | $ 3,239,534 |

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Condensed Consolidated Statements of Comprehensive Income (Loss)

*(unaudited; dollars in thousands, except share data and per share amounts)*

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| **Revenue:** | | | | |
| Rental revenue | $ 68,875 | $ 46,937 | $ 138,060 | $ 93,404 |
| **Expenses:** | | | | |
| Rental expenses | 10,922 | 10,142 | 22,410 | 19,270 |
| General and administrative expenses | 4,099 | 1,535 | 7,787 | 2,938 |
| Asset management fees | 5,969 | 3,493 | 11,925 | 6,987 |
| Depreciation and amortization | 25,294 | 15,610 | 52,359 | 33,856 |
| Total expenses | 46,284 | 30,780 | 94,481 | 63,051 |
| Gain on real estate disposition | 2,703 | — | 2,703 | — |
| **Income from operations** | 25,294 | 16,157 | 46,282 | 30,353 |
| Interest and other expense, net | 14,199 | 9,893 | 29,518 | 19,728 |
| **Net income attributable to common stockholders** | $ 11,095 | $ 6,264 | $ 16,764 | $ 10,625 |
| **Other comprehensive loss:** | | | | |
| Unrealized loss on interest rate swaps, net | $ (1,140) | $ (7,552) | $ (21,474) | $ (11,163) |
| Other comprehensive loss | (1,140) | (7,552) | (21,474) | (11,163) |
| **Comprehensive income (loss) attributable to common stockholders** | $ 9,955 | $ (1,288) | $ (4,710) | $ (538) |
| **Weighted average number of common shares outstanding:** | | | | |
| Basic | 220,992,009 | 136,135,710 | 221,285,475 | 136,157,406 |
| Diluted | 221,029,409 | 136,161,037 | 221,319,218 | 136,182,819 |
| **Net income per common share attributable to common stockholders:** | | | | |
| Basic | $ 0.05 | $ 0.05 | $ 0.08 | $ 0.08 |
| Diluted | $ 0.05 | $ 0.05 | $ 0.08 | $ 0.08 |
| **Distributions declared per common share** | $ 0.12 | $ 0.16 | $ 0.24 | $ 0.31 |

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# FFO, MFFO and AFFO

*(dollars in thousands, except share data and per share amounts)*

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| Net income attributable to common stockholders | $ 11,095 | $ 6,264 | $ 16,764 | $ 10,625 |
| Adjustments: | | | | |
| Depreciation and amortization[1] | 25,294 | 15,610 | 52,359 | 33,856 |
| Gain on real estate disposition | (2,703) | — | (2,703) | — |
| FFO attributable to common stockholders | $ 33,686 | $ 21,874 | $ 66,420 | $ 44,481 |
| Adjustments: | | | | |
| Amortization of intangible assets and liabilities[2] | (840) | (1,077) | (1,257) | (2,153) |
| Reduction in the carrying amount of right-of-use assets - operating leases, net | 233 | 111 | 467 | 224 |
| Straight-line rent[3] | (5,411) | (2,982) | (10,911) | (5,656) |
| MFFO attributable to common stockholders | $ 27,668 | $ 17,926 | $ 54,719 | $ 36,896 |
| Adjustments: | | | | |
| Amortization of deferred financing costs | 947 | 623 | 1,893 | 1,229 |
| Stock-based compensation | 30 | 23 | 57 | 46 |
| AFFO attributable to common stockholders | $ 28,645 | $ 18,572 | $ 56,669 | $ 38,171 |
| Weighted average common shares outstanding - basic | 220,992,009 | 136,135,710 | 221,285,475 | 136,157,406 |
| Weighted average common shares outstanding - diluted | 221,029,409 | 136,161,037 | 221,319,218 | 136,182,819 |
| Net income per common share - basic, diluted | $ 0.05 | $ 0.05 | $ 0.08 | $ 0.08 |
| FFO per common share - basic, diluted | $ 0.15 | $ 0.16 | $ 0.30 | $ 0.33 |
| MFFO per common share - basic, diluted | $ 0.13 | $ 0.13 | $ 0.25 | $ 0.27 |
| AFFO per common share - basic, diluted | $ 0.13 | $ 0.14 | $ 0.26 | $ 0.28 |

(1) During the six months ended June 30, 2020 and 2019, the company wrote off in-place lease intangible assets in the amounts of approximately $1.5 million and $2.7 million, respectively, by accelerating the amortization of the acquired intangible assets.

(2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate. During the six months ended June 30, 2020, the company wrote off an above-market lease intangible asset in the amount of approximately $0.3 million, by accelerating the amortization of the acquired intangible asset.

(3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the six months ended June 30, 2019, the company wrote off approximately $0.5 million of straight-line rent. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with the company's analysis of operating performance.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# EBITDA and EBITDAre

*(dollars in thousands)*

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| Net income attributable to common stockholders | $ 11,095 | $ 6,264 | $ 16,764 | $ 10,625 |
| Adjustments: | | | | |
| Interest and other expense, net | 14,199 | 9,893 | 29,518 | 19,728 |
| Depreciation and amortization | 25,294 | 15,610 | 52,359 | 33,856 |
| **EBITDA** | 50,588 | 31,767 | 98,641 | 64,209 |
| | | | | |
| Gain on real estate disposition | (2,703) | — | (2,703) | — |
| Cash deposits interest | 60 | 133 | 151 | 253 |
| **EBITDAre** | $ 47,945 | $ 31,900 | $ 96,089 | $ 64,462 |

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Net Operating Income (NOI)

*(dollars in thousands)*

## Cash Net Operating Income

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| Rental revenue | $ 68,875 | $ 46,937 | $ 138,060 | $ 93,404 |
| Rental expenses | (10,922) | (10,142) | (22,410) | (19,270) |
| **Net operating income** | 57,953 | 36,795 | 115,650 | 74,134 |
| Adjustments: | | | | |
| Straight-line rent, net of bad debt expense | (5,411) | (2,982) | (10,911) | (5,656) |
| Reduction in the carrying amount of right-of-use assets - operating leases, net | 233 | 111 | 467 | 224 |
| Amortization of above- and below-market leases, net | (840) | (1,077) | (1,257) | (2,153) |
| Cash NOI | $ 51,935 | $ 32,847 | $ 103,949 | $ 66,549 |
| | | | | |
| Cash NOI margin | 75.4% | 70.0% | 75.3% | 71.2% |
| Cash NOI yield[1] | 6.6% | 7.0% | 6.6% | 7.1% |

## Healthcare Net Operating Income

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| Rental revenue | $ 41,731 | $ 19,099 | $ 83,157 | $ 38,889 |
| Rental expenses | (3,895) | (2,005) | (8,234) | (4,168) |
| Healthcare NOI | $ 37,836 | $ 17,094 | $ 74,923 | $ 34,721 |
| | | | | |
| Healthcare NOI margin | 90.7% | 89.5% | 90.1% | 89.3% |
| Healthcare NOI yield[1] | 6.8% | 7.4% | 6.7% | 7.5% |

## Data Center Net Operating Income

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| Rental revenue | $ 27,144 | $ 27,838 | $ 54,903 | $ 54,515 |
| Rental expenses | (7,027) | (8,137) | (14,176) | (15,102) |
| Data Center NOI | $ 20,117 | $ 19,701 | $ 40,727 | $ 39,413 |
| | | | | |
| Data Center NOI margin | 74.1% | 70.8% | 74.2% | 72.3% |
| Data Center NOI yield[1] | 8.5% | 8.4% | 8.6% | 8.4% |

(1) Calculated using annualized NOI for the three and six months ended June 30, 2020 and June 30, 2019, respectively, to weighted average real estate investment since inception.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Same Store NOI and Occupancy Trends

## Total Same Store NOI and Occupancy


96.8%
96.9%
96.3%
95.7%
95.4%
$36.8
$37.1
$38.1
$37.7
$37.1
Net Operating Income
$39M
$37M
$35M
$33M
$31M
$29M
$27M
$25M
100%
90%
80%
70%
60%
50%
End of Period Occupancy
2Q19
3Q19
4Q19
1Q20
2Q20

85 Properties[1]

## Healthcare Same Store NOI and Occupancy


97.0%
97.0%
97.0%
95.5%
95.2%
$17.1
$17.3
$17.9
$17.1
$17.0
Net Operating Income
$20M
$16M
$12M
$8M
$4M
$0M
100%
90%
80%
70%
60%
50%
End of Period Occupancy
2Q19
3Q19
4Q19
1Q20
2Q20

56 Properties[1]

## Data Center Same Store NOI and Occupancy


96.7%
96.8%
95.8%
95.9%
95.5%
$19.7
$19.8
$20.2
$20.6
$20.1
Net Operating Income
$20M
$16M
$12M
$8M
$4M
$0M
100%
90%
80%
70%
60%
50%
End of Period Occupancy
2Q19
3Q19
4Q19
1Q20
2Q20

29 Properties[1]

(1) Each quarter's results are based on properties owned and operated as of April 1, 2019.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Debt

*(dollars in millions)*

## Unsecured Credit Facility Key Covenants

| | Required | Actual |
|---|---|---|
| Ratio of total indebtedness to total gross asset value | ≤ 60.0% | 46.4% |
| Ratio of secured indebtedness to total gross asset value | ≤ 40.0% | 15.2% |
| Ratio of adjusted EBITDA to fixed charges | ≥ 1.75x | 3.11x |
| Ratio of unencumbered adjusted NOI to unsecured interest expense | ≥ 2.00x | 3.77x |

The table above includes a summary of key financial covenants for the company's unsecured credit facility, as defined and calculated per the terms of the facility's credit agreement. These calculations, which are not based on GAAP measurements, are presented to investors to show that the company is in compliance with the covenants and are not measures of the company's liquidity or performance.

## Debt Summary

| **Fixed rate debt** | Amount | Rate[1] | % of Total |
|---|---|---|---|
| Notes payable, fixed through interest rate swaps | $ 236.6 | 4.54% | 17.0% |
| Notes payable | 219.0 | 4.27% | 15.7% |
| Credit facility term loan, fixed through interest rate swaps | 400.0 | 4.05% | 28.7% |
| Total fixed rate debt | 855.6 | 4.24% | 61.4% |
| **Variable rate debt[2]** | | | |
| Revolving line of credit | 138.0 | 2.42% | 9.9% |
| Credit facility term loan | 400.0 | 2.42% | 28.7% |
| Total variable rate debt | 538.0 | 2.42% | 38.6% |
| **Total principal debt** | $ 1,393.6 | 3.54% | 100.0% |

## Debt Maturities[3]


$600M
$500M
$400M
$300M
$200M
$100M
$0M
$141.5
$301.1
$280.0
$544.9
$105.4
2020
2021
2022
2023
2024 5
2025+
Notes Payable - Fixed
Notes Payable - Fixed through Swap
Credit Facility Revolver - Variable 4
Credit Facility Term Loan - Fixed through Swap
Credit Facility Term Loan - Variable

(1) Weighted average interest rate as of June 30, 2020.
(2) LIBOR plus an applicable margin based on the company's debt agreements.
(3) Excludes principal amortization payments.
(4) The revolving line of credit has a maturity date of April 27, 2022, subject to the company's right for one 12-month extension period.
(5) Credit Facility Term Loan - Variable amount included two interest rate swap agreements the company entered into during the six months ended June 30, 2020, with an effective date of July 1, 2020, which effectively fixed LIBOR related to $100,000,000 of the term loans of the credit facility.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Acquisitions and Dispositions

*(dollars in thousands)*

## 2020 Acquisitions

| Date Acquired | Property | Rentable Square Feet | Market | State | Acquisition Price | |
|---|---|---|---|---|---|---|
| 02/19/2020 | Grimes Healthcare Facility | 14,669 | Des Moines | IA | $ | 5,030 |
| **Total Year-to-Date Acquisitions** | | 14,669 | | | $ | 5,030 |

## 2020 Dispositions

| Date Disposed | Property | Rentable Square Feet | Market | State | Sale Price (1) | |
|---|---|---|---|---|---|---|
| 05/28/2020 | San Antonio Healthcare Facility II | 82,316 | San Antonio | TX | $ | 35,000 |
| **Total Year-to-Date Dispositions** | | 82,316 | | | $ | 35,000 |

(1) Sale price consisted of $7.0 million cash and $28.0 million investment in note receivable. The company generated net proceeds of approximately $6.1 million and recognized a gain on sale of approximately $2.7 million for the three and six months ended June 30, 2020.

# Property Map

*(as of June 30, 2020)*



**Properties per Market**

Single Healthcare Properties

Multiple Healthcare Properties

Single Data Center Properties

Multiple Data Center Properties

Corporate Headquarters

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Real Estate Diversification: Healthcare

## Total Healthcare Statistics

| | As of June 30, | |
|---|---|---|
| | 2020 | 2019 |
| Rentable square feet | 5,327,550 | 2,518,542 |
| Number of properties | 123 | 56 |
| Weighted average annualized base rent per leased square foot[4] | $ 28.81 | $ 26.86 |
| Weighted average remaining lease term | 10.9 years | 10.9 years |
| Weighted average occupancy | 92.7% | 97.0% |

## Top 10 Healthcare Markets[1,2,4]


Houston
10.5%
Dallas
8.4%
Oklahoma City
7.1%
San Antonio
5.7%
Philadelphia
4.9%
Akron
4.4%
Riverside
3.5%
Austin
3.0%
Cincinnati
2.7%
Lubbock
2.5%

## Top 10 Healthcare Markets[1]

| | As of June 30, 2020 | | As of June 30, 2019 | |
|---|---|---|---|---|
| | Rentable Square Feet | % Leased[3] | Rentable Square Feet | % Leased[3] |
| Houston | 593,111 | 84.1% | 203,824 | 72.1% |
| Dallas | 573,172 | 54.4% | 193,149 | 99.5% |
| Oklahoma City | 433,513 | 100.0% | 398,543 | 100.0% |
| San Antonio | 293,782 | 96.3% | 44,746 | 100.0% |
| Philadelphia | 122,356 | 100.0% | 122,356 | 100.0% |
| Akron | 191,269 | 100.0% | — | —% |
| Riverside | 73,643 | 100.0% | 47,008 | 100.0% |
| Austin | 125,271 | 100.0% | 106,996 | 100.0% |
| Cincinnati | 237,496 | 100.0% | 237,496 | 100.0% |
| Lubbock | 102,143 | 100.0% | — | —% |
| **Total** | 2,745,756 | 86.6% | 1,354,118 | 95.7% |

(1) Based on annualized June 2020 base rent.
(2) Percentages represent each market's annualized June 2020 base rent compared to total of all market's annualized June 2020 base rent.
(3) Weighted average occupancy based on rentable square feet.
(4) The calculation of the annualized base rent as of June 30, 2020, excludes the reduction of $304,000 contractual June 2020 base rent from three healthcare tenants due to the COVID-19 impact. As a result, the company calculated the annualized base rent for these tenants as if the tenants had paid their rent in full under the normal course of business without considering the COVID-19 impact. The company did this so markets, tenant and property diversification were not skewed by their concessions.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Real Estate Diversification: Healthcare

## Healthcare Lease Expirations[3]


$105M
$90M
$75M
$60M
$45M
$30M
$15M
$0M
Annualized Base Rent
3.5M
3.0M
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
Square Feet
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Annualized Base Rent (June 2020)
Expiring Leased Square Footage

## Tenant Diversification[1,2,3]


Post Acute Medical, LLC 16.5%
Baylor Scott and White Health 8.5%
Board of Regents of the Univ. of Texas System 7.2%
Select Medical Corporation 6.8%
Confidential Healthcare Tenant #10 6.2%
Genesis Care Pty Ltd 6.0%
Confidential Healthcare Tenant #11 5.0%
Surgery Partners, Inc. 4.8%
Confidential Healthcare Tenant #4 3.6%
Confidential Healthcare Tenant #3 3.0%

## Property Diversification[1,3]


Medical Office Building
Inpatient Rehabilitation Facility
Acute Care Hospital
Long-Term Acute Care Hospital
Other
35.8%
22.6%
27.0%
12.7%
1.9%

(1) Based on annualized June 2020 base rent.
(2) Includes tenants under common control.
(3) The calculation of the annualized base rent as of June 30, 2020, excludes the reduction of $304,000 contractual June 2020 base rent from three healthcare tenants due to the COVID-19 impact. As a result, the company calculated the annualized base rent for these tenants as if the tenants had paid their rent in full under the normal course of business without considering the COVID-19 impact. The company did this so markets, tenant and property diversification were not skewed by their concessions.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Real Estate Diversification: Data Centers

## Total Data Center Statistics

| | As of June 30, | |
|---|---|---|
| | 2020 | 2019 |
| Rentable square feet | 3,297,624 | 3,296,104 |
| Number of properties | 29 | 29 |
| Weighted average annualized base rent per leased square foot | $ 25.37 | $ 24.97 |
| Weighted average remaining lease term | 7.7 years | 8.2 years |
| Weighted average occupancy | 95.5% | 96.7% |

## Top 10 Data Center Markets[1,2]


Atlanta 27.4%
Sacramento 8.5%
Washington, D.C. 8.1%
San Jose 7.4%
Los Angeles 7.0%
Houston 6.6%
Bridgeport 4.9%
Oklahoma City 4.4%
Chicago 4.0%
Boston 3.5%

## Top 10 Data Center Markets[1]

| | As of June 30, 2020 | | As of June 30, 2019 | |
|---|---|---|---|---|
| | Rentable Square Feet | % Leased[3] | Rentable Square Feet | % Leased[3] |
| Atlanta | 1,074,570 | 89.4% | 1,074,570 | 89.6% |
| Sacramento | 132,839 | 82.4% | 132,839 | 82.4% |
| Washington D.C. | 131,331 | 97.3% | 131,331 | 97.3% |
| San Jose | 152,983 | 100.0% | 152,983 | 100.0% |
| Los Angeles | 288,000 | 100.0% | 288,000 | 100.0% |
| Houston | 103,200 | 100.0% | 103,200 | 100.0% |
| Bridgeport | 167,691 | 100.0% | 167,691 | 100.0% |
| Oklahoma City | 92,456 | 100.0% | 92,456 | 100.0% |
| Chicago | 181,097 | 95.3% | 181,097 | 100.0% |
| Boston | 153,000 | 100.0% | 153,000 | 100.0% |
| **Total** | 2,477,167 | 94.5% | 2,477,167 | 94.4% |

(1) Based on annualized June 2020 base rent.
(2) Percentages represent each market's annualized June 2020 base rent compared to total of all market's annualized June 2020 base rent.
(3) Weighted average occupancy based on rentable square feet.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Real Estate Diversification: Data Centers

## Data Center Lease Expirations


$30M
$25M
$20M
$15M
$10M
$5M
$0M
Annualized Base Rent
1.2M
1.0M
0.8M
0.6M
0.4M
0.2M
0.0M
Square Feet
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Annualized Base Rent (June 2020)
Expiring Leased Square Footage

## Tenant Diversification[1,2]


Dawn Acquisitions, LLC 11.1%
CenturyLink, Inc. 10.7%
American Cancer Society, Inc. 6.7%
BP Corporation North America, Inc. 6.6%
Sungard AS New Holdings, LLC 6.2%
U.S. South Communications, Inc. 6.2%
Confidential Data Center Tenant #3 6.0%
CyrusOne, LP 4.9%
Ensono, LP 4.6%
Internap Network Services Corporation 4.4%

## Property Diversification[1]


Enterprise
Wholesale
Colocation
15.4%
29.7%
54.9%

(1) Based on annualized June 2020 base rent.
(2) Includes tenants under common control.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Real Estate Diversification: Total Portfolio

## Total Portfolio Statistics

| | As of June 30, 2020 | As of June 30, 2019 |
|---|---|---|
| Rentable square feet | 8,625,174 | 5,814,646 |
| Number of properties | 152 | 85 |
| Weighted average annualized base rent per leased square foot[4] | $ 27.47 | $ 25.79 |
| Weighted average remaining lease term | 9.6 years | 9.4 years |
| Weighted average occupancy | 93.7% | 96.8% |

## Top 10 Total Markets[1,2,4]


Atlanta 9.8%
Houston 9.1%
Oklahoma City 6.1%
Dallas 5.4%
Philadelphia 3.8%
San Antonio 3.7%
Sacramento 3.1%
Los Angeles 2.9%
Washington, D.C. 2.9%
Akron 2.8%

## Top 10 Total Markets[1]

| | As of June 30, 2020 | | As of June 30, 2019 | |
|---|---|---|---|---|
| | Rentable Square Feet | % Leased[3] | Rentable Square Feet | % Leased[3] |
| Atlanta | 1,074,570 | 89.4% | 1,074,570 | 89.6% |
| Houston | 696,311 | 86.5% | 307,024 | 81.5% |
| Oklahoma City | 525,969 | 100.0% | 490,999 | 100.0% |
| Dallas | 573,172 | 54.4% | 193,149 | 99.5% |
| Philadelphia | 172,356 | 100.0% | 172,356 | 100.0% |
| San Antonio | 293,782 | 96.3% | 44,746 | 100.0% |
| Sacramento | 132,839 | 82.4% | 132,839 | 82.4% |
| Los Angeles | 300,163 | 100.0% | 288,000 | 100.0% |
| Washington D.C. | 131,331 | 97.3% | 131,331 | 97.3% |
| Akron | 191,269 | 100.0% | — | —% |
| **Total** | 4,091,762 | 87.6% | 2,835,014 | 93.1% |

(1) Based on annualized June 2020 base rent.
(2) Percentages represent each market's annualized June 2020 base rent compared to total of all market's annualized June 2020 base rent.
(3) Weighted average occupancy based on rentable square feet.
(4) The calculation of the annualized base rent as of June 30, 2020, excludes the reduction of $304,000 contractual June 2020 base rent from three healthcare tenants due to the COVID-19 impact. As a result, the company calculated the annualized base rent for these tenants as if the tenants had paid their rent in full under the normal course of business without considering the COVID-19 impact. The company did this so markets, tenant and property diversification were not skewed by their concessions.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Real Estate Diversification: Total Portfolio

## Total Portfolio Lease Expirations[5]


$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
Annualized Base Rent
5.0M
4.0M
3.0M
2.0M
1.0M
0.0M
Square Feet
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Annualized Base Rent (June 2020)
Expiring Leased Square Footage

## Tenant Diversification[1,2,5]


Post Acute Medical, LLC 10.6%
Baylor Scott and White Health 5.4%
Board of Regents of the Univ. of Texas System 4.6%
Select Medical Corporation 4.4%
Confidential Healthcare Tenant #10 4.0%
Dawn Acquisitions, LLC 4.0%
CenturyLink, Inc. 3.9%
Genesis Care Pty Ltd 3.8%
Confidential Healthcare Tenant #11 3.2%
Surgery Partners, Inc. 3.1%

## Property Diversification[1,5]


Data Center
Healthcare
36.0%
64.0%

## Tenant Credit Concentrations[3,4]


Investment Grade Rated Tenant/Guarantor
Non-Investment Grade Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner
16.5%
17.1%
48.9%
17.5%

(1) Based on annualized June 2020 base rent.
(2) Includes tenants under common control.
(3) Based on rental revenue for the six months ended June 30, 2020.
(4) All credit ratings are from major credit rating agencies. Parent credit rating is used where tenant is not rated.
(5) The calculation of the annualized base rent as of June 30, 2020, excludes the reduction of $304,000 contractual June 2020 base rent from three healthcare tenants due to the COVID-19 impact. As a result, the company calculated the annualized base rent for these tenants as if the tenants had paid their rent in full under the normal course of business without considering the COVID-19 impact. The company did this so markets, tenant and property diversification were not skewed by their concessions.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Portfolio: Healthcare

## Healthcare Properties

| Market | Property Name | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype |
|---|---|---|---|---|---|---|
| Akron | Akron Healthcare Facility | OH | 98,705 | 10/4/2019 | 100.0% | Medical Office Building |
| Akron | Akron Healthcare Facility II | OH | 38,564 | 10/4/2019 | 100.0% | Medical Office Building |
| Akron | Akron Healthcare Facility III | OH | 54,000 | 10/4/2019 | 100.0% | Long-Term Acute Care Hospital |
| Alexandria | Alexandria Healthcare Facility | LA | 15,600 | 10/4/2019 | 100.0% | Medical Office Building |
| Appleton | Appleton Healthcare Facility | WI | 7,552 | 10/4/2019 | 100.0% | Medical Office Building |
| Augusta | Augusta Healthcare Facility | ME | 51,000 | 7/22/2015 | 100.0% | Medical Office Building |
| Augusta | Oakland Healthcare Facility | ME | 20,000 | 7/22/2015 | 100.0% | Medical Office Building |
| Austin | Austin Healthcare Facility | TX | 66,095 | 3/31/2017 | 100.0% | Inpatient Rehabilitation Facility |
| Austin | Austin Healthcare Facility II | TX | 18,275 | 10/4/2019 | 100.0% | Medical Office Building |
| Austin | Luling Healthcare Facility | TX | 40,901 | 7/30/2015 | 100.0% | Long-Term Acute Care Hospital |
| Beaumont | Beaumont Healthcare Facility | TX | 61,000 | 3/31/2017 | 100.0% | Inpatient Rehabilitation Facility |
| Boston | Stoughton Healthcare Facility | MA | 180,744 | 12/23/2014 | 100.0% | Long-Term Acute Care Hospital |
| Bremerton | Silverdale Healthcare Facility | WA | 25,892 | 8/25/2017 | 100.0% | Medical Office Building |
| Bremerton | Silverdale Healthcare Facility II | WA | 19,184 | 9/20/2017 | 100.0% | Medical Office Building |
| Brownsville | Harlingen Healthcare Facility | TX | 38,111 | 10/4/2019 | 100.0% | Medical Office Building |
| Chicago | Aurora Healthcare Facility | IL | 24,722 | 3/30/2017 | 100.0% | Medical Office Building |
| Cincinnati | Cincinnati Healthcare Facility | OH | 14,868 | 10/29/2014 | 100.0% | Medical Office Building |
| Cincinnati | Cincinnati Healthcare Facility II | OH | 139,428 | 7/22/2015 | 100.0% | Medical Office Building |
| Cincinnati | Cincinnati Healthcare Facility III | OH | 41,600 | 7/22/2015 | 100.0% | Medical Office Building |
| Cincinnati | Florence Healthcare Facility | KY | 41,600 | 7/22/2015 | 100.0% | Medical Office Building |
| Corpus Christi | Corpus Christi Healthcare Facility | TX | 25,102 | 12/22/2016 | 100.0% | Medical Office Building |
| Dallas | Allen Healthcare Facility | TX | 42,627 | 3/31/2017 | 100.0% | Inpatient Rehabilitation Facility |
| Dallas | Carrollton Healthcare Facility | TX | 21,990 | 4/27/2018 | 100.0% | Medical Office Building |
| Dallas | Dallas Healthcare Facility | TX | 62,390 | 10/4/2019 | 100.0% | Acute Care Hospital |
| Dallas | Dallas Healthcare Facility II | TX | 199,182 | 10/4/2019 | —% | Acute Care Hospital |
| Dallas | Fort Worth Healthcare Facility | TX | 83,464 | 12/31/2014 | 100.0% | Acute Care Hospital |
| Dallas | Fort Worth Healthcare Facility II | TX | 8,268 | 12/31/2014 | 87.3% | Medical Office Building |
| Dallas | Fort Worth Healthcare Facility III | TX | 36,800 | 12/23/2015 | 100.0% | Medical Office Building |
| Dallas | Frisco Healthcare Facility | TX | 57,051 | 10/4/2019 | 100.0% | Inpatient Rehabilitation Facility |
| Dallas | Grapevine Healthcare Facility | TX | 61,400 | 10/4/2019 | —% | Long-Term Acute Care Hospital |
| Denver | Denver Healthcare Facility | CO | 131,210 | 10/4/2019 | 100.0% | Long-Term Acute Care Hospital |
| Des Moines | Clive Healthcare Facility | IA | 58,156 | 11/26/2018 | 100.0% | Medical Office Building |
| Des Moines | Grimes Healthcare Facility | IA | 14,669 | 2/19/2020 | 100.0% | Other |
| Des Moines | Indianola Healthcare Facility | IA | 18,116 | 9/26/2018 | 100.0% | Medical Office Building |
| Des Moines | Indianola Healthcare Facility II | IA | 20,990 | 9/26/2018 | 100.0% | Medical Office Building |

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Portfolio: Healthcare (Continued)

| Market | Property Name | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype |
|---|---|---|---|---|---|---|
| Destin | Crestview Healthcare Facility | FL | 5,685 | 10/4/2019 | 100.0% | Medical Office Building |
| Destin | Fort Walton Beach Healthcare Facility | FL | 9,017 | 10/4/2019 | 100.0% | Medical Office Building |
| Destin | Santa Rosa Beach Healthcare Facility | FL | 5,000 | 10/4/2019 | 100.0% | Medical Office Building |
| Elkhart | Goshen Healthcare Facility | IN | 15,462 | 10/4/2019 | 100.0% | Medical Office Building |
| Fayetteville | Fayetteville Healthcare Facility | AR | 55,740 | 10/4/2019 | 100.0% | Acute Care Hospital |
| Fort Myers | Bonita Springs Healthcare Facility | FL | 9,800 | 10/4/2019 | 100.0% | Medical Office Building |
| Fort Myers | Fort Myers Healthcare Facility | FL | 32,148 | 10/4/2019 | 100.0% | Medical Office Building |
| Fort Myers | Fort Myers Healthcare Facility II | FL | 47,089 | 10/4/2019 | 100.0% | Medical Office Building |
| Fort Myers | Lehigh Acres Healthcare Facility | FL | 5,746 | 10/4/2019 | 100.0% | Medical Office Building |
| Grand Rapids | Grand Rapids Healthcare Facility | MI | 106,807 | 12/7/2016 | 76.8% | Medical Office Building |
| Green Bay | Bellevue Healthcare Facility | WI | 5,838 | 10/4/2019 | 100.0% | Medical Office Building |
| Green Bay | De Pere Healthcare Facility | WI | 7,100 | 10/4/2019 | 100.0% | Medical Office Building |
| Green Bay | Howard Healthcare Facility | WI | 7,552 | 10/4/2019 | 100.0% | Medical Office Building |
| Green Bay | Manitowoc Healthcare Facility | WI | 7,987 | 10/4/2019 | 100.0% | Medical Office Building |
| Green Bay | Manitowoc Healthcare Facility II | WI | 36,090 | 10/4/2019 | 100.0% | Medical Office Building |
| Green Bay | Marinette Healthcare Facility | WI | 4,178 | 10/4/2019 | 100.0% | Medical Office Building |
| Green Bay | Sturgeon Bay Healthcare Facility | WI | 3,100 | 10/4/2019 | 100.0% | Medical Office Building |
| Hammond | Hammond Healthcare Facility | LA | 63,000 | 10/4/2019 | 100.0% | Acute Care Hospital |
| Hammond | Hammond Healthcare Facility II | LA | 23,835 | 10/4/2019 | 100.0% | Long-Term Acute Care Hospital |
| Houston | Houston Healthcare Facility | TX | 13,645 | 7/31/2014 | 100.0% | Medical Office Building |
| Houston | Houston Healthcare Facility II | TX | 102,369 | 6/30/2015 | 8.0% | Long-Term Acute Care Hospital |
| Houston | Houston Healthcare Facility III | TX | 16,217 | 10/4/2019 | 100.0% | Medical Office Building |
| Houston | Katy Healthcare Facility | TX | 34,296 | 6/8/2018 | 100.0% | Other |
| Houston | Webster Healthcare Facility | TX | 53,514 | 6/5/2015 | 100.0% | Inpatient Rehabilitation Facility |
| Houston | Webster Healthcare Facility II | TX | 373,070 | 10/4/2019 | 100.0% | Acute Care Hospital |
| Jacksonville | Jacksonville Healthcare Facility | FL | 13,082 | 10/4/2019 | 100.0% | Medical Office Building |
| Kansas City | Overland Park Healthcare Facility | KS | 54,568 | 2/17/2015 | 100.0% | Inpatient Rehabilitation Facility |
| Lafayette | Lafayette Healthcare Facility | LA | 73,824 | 10/4/2019 | 100.0% | Acute Care Hospital |
| Lakeland | Winter Haven Healthcare Facility | FL | 7,560 | 1/27/2015 | 100.0% | Medical Office Building |
| Laredo | Laredo Healthcare Facility | TX | 61,677 | 9/19/2019 | 100.0% | Medical Office Building |
| Laredo | Laredo Healthcare Facility II | TX | 118,132 | 9/19/2019 | 100.0% | Medical Office Building |
| Las Vegas | Henderson Healthcare Facility | NV | 6,685 | 10/4/2019 | 100.0% | Medical Office Building |
| Las Vegas | Las Vegas Healthcare Facility | NV | 56,220 | 6/24/2016 | 100.0% | Inpatient Rehabilitation Facility |
| Las Vegas | Las Vegas Healthcare Facility II | NV | 6,963 | 10/4/2019 | 100.0% | Medical Office Building |
| Lexington | Frankfort Healthcare Facility | KY | 4,000 | 10/4/2019 | 100.0% | Medical Office Building |
| Little Rock | Benton Healthcare Facility | AR | 104,419 | 10/17/2018 | 100.0% | Medical Office Building |

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Portfolio: Healthcare (Continued)

| Market | Property Name | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype |
|---|---|---|---|---|---|---|
| Little Rock | Benton Healthcare Facility II | AR | 11,350 | 10/17/2018 | 100.0% | Medical Office Building |
| Little Rock | Bryant Healthcare Facility | AR | 23,450 | 10/17/2018 | 100.0% | Medical Office Building |
| Little Rock | Bryant Healthcare Facility II | AR | 16,154 | 8/16/2019 | 100.0% | Medical Office Building |
| Little Rock | Hot Springs Healthcare Facility | AR | 8,573 | 10/17/2018 | 100.0% | Medical Office Building |
| Los Angeles | El Segundo Healthcare Facility | CA | 12,163 | 10/4/2019 | 100.0% | Medical Office Building |
| Lubbock | Lubbock Healthcare Facility | TX | 102,143 | 10/4/2019 | 100.0% | Acute Care Hospital |
| Martinsburg | Fairlea Healthcare Facility | WV | 5,200 | 10/4/2019 | 100.0% | Medical Office Building |
| New Orleans | Covington Healthcare Facility | LA | 43,250 | 10/4/2019 | 100.0% | Long-Term Acute Care Hospital |
| Oklahoma City | Edmond Healthcare Facility | OK | 17,700 | 1/20/2016 | 100.0% | Medical Office Building |
| Oklahoma City | Newcastle Healthcare Facility | OK | 7,424 | 2/3/2016 | 100.0% | Medical Office Building |
| Oklahoma City | Oklahoma City Healthcare Facility | OK | 94,076 | 12/29/2015 | 100.0% | Acute Care Hospital |
| Oklahoma City | Oklahoma City Healthcare Facility II | OK | 41,394 | 12/29/2015 | 100.0% | Medical Office Building |
| Oklahoma City | Oklahoma City Healthcare Facility III | OK | 5,000 | 1/27/2016 | 100.0% | Medical Office Building |
| Oklahoma City | Oklahoma City Healthcare Facility IV | OK | 8,762 | 1/27/2016 | 100.0% | Medical Office Building |
| Oklahoma City | Oklahoma City Healthcare Facility V | OK | 43,676 | 2/11/2016 | 100.0% | Medical Office Building |
| Oklahoma City | Oklahoma City Healthcare Facility VI | OK | 14,676 | 3/7/2016 | 100.0% | Medical Office Building |
| Oklahoma City | Oklahoma City Healthcare Facility VII | OK | 102,978 | 6/22/2016 | 100.0% | Acute Care Hospital |
| Oklahoma City | Oklahoma City Healthcare Facility VIII | OK | 62,857 | 6/30/2016 | 100.0% | Acute Care Hospital |
| Oklahoma City | Oklahoma City Healthcare Facility IX | OK | 34,970 | 10/4/2019 | 100.0% | Medical Office Building |
| Omaha | Omaha Healthcare Facility | NE | 40,402 | 10/14/2015 | 100.0% | Other |
| Oshkosh | Oshkosh Healthcare Facility | WI | 8,717 | 10/4/2019 | 100.0% | Medical Office Building |
| Philadelphia | Marlton Healthcare Facility | NJ | 89,139 | 11/1/2016 | 100.0% | Inpatient Rehabilitation Facility |
| Philadelphia | Wyomissing Healthcare Facility | PA | 33,217 | 7/24/2015 | 100.0% | Acute Care Hospital |
| Pittsburgh | Clarion Healthcare Facility | PA | 33,000 | 6/1/2015 | 100.0% | Medical Office Building |
| Poplar Bluff | Poplar Bluff Healthcare Facility | MO | 71,519 | 9/19/2019 | 100.0% | Medical Office Building |
| Providence | New Bedford Healthcare Facility | MA | 70,657 | 10/4/2019 | 100.0% | Long-Term Acute Care Hospital |
| Providence | North Smithfield Healthcare Facility | RI | 92,944 | 10/4/2019 | 100.0% | Inpatient Rehabilitation Facility |
| Riverside | Palm Desert Healthcare Facility | CA | 6,963 | 10/4/2019 | 100.0% | Medical Office Building |
| Riverside | Rancho Mirage Healthcare Facility | CA | 47,008 | 3/1/2016 | 100.0% | Inpatient Rehabilitation Facility |
| Riverside | Rancho Mirage Healthcare Facility II | CA | 7,432 | 10/4/2019 | 100.0% | Medical Office Building |
| Riverside | Yucca Valley Healthcare Facility | CA | 12,240 | 10/4/2019 | 100.0% | Medical Office Building |
| Saginaw | Saginaw Healthcare Facility | MI | 87,843 | 12/21/2017 | 100.0% | Medical Office Building |
| San Antonio | New Braunfels Healthcare Facility | TX | 27,971 | 10/4/2019 | 100.0% | Long-Term Acute Care Hospital |
| San Antonio | San Antonio Healthcare Facility | TX | 44,746 | 6/29/2017 | 100.0% | Inpatient Rehabilitation Facility |

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Portfolio: Healthcare (Continued)

| Market | Property Name | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype |
|---|---|---|---|---|---|---|
| San Antonio | San Antonio Healthcare Facility III | TX | 50,000 | 10/4/2019 | 100.0% | Inpatient Rehabilitation Facility |
| San Antonio | San Antonio Healthcare Facility IV | TX | 113,136 | 10/4/2019 | 100.0% | Inpatient Rehabilitation Facility |
| San Antonio | San Antonio Healthcare Facility V | TX | 57,929 | 10/4/2019 | 81.3% | Medical Office Building |
| Sarasota | Lakewood Ranch Healthcare Facility | FL | 10,919 | 10/4/2019 | 100.0% | Medical Office Building |
| Savannah | Savannah Healthcare Facility | GA | 48,184 | 10/4/2019 | 100.0% | Long-Term Acute Care Hospital |
| Scranton | Wilkes-Barre Healthcare Facility | PA | 15,996 | 10/4/2019 | 100.0% | Medical Office Building |
| Sherman | Sherman Healthcare Facility | TX | 57,576 | 11/20/2015 | 100.0% | Acute Care Hospital |
| Sherman | Sherman Healthcare Facility II | TX | 8,055 | 11/20/2015 | 100.0% | Medical Office Building |
| St. Louis | Bridgeton Healthcare Facility | MO | 66,914 | 10/4/2019 | 100.0% | Inpatient Rehabilitation Facility |
| St. Louis | St. Louis Healthcare Facility | MO | 21,823 | 10/4/2019 | 100.0% | Medical Office Building |
| Tucson | Tucson Healthcare Facility | AZ | 34,009 | 9/19/2019 | 100.0% | Medical Office Building |
| Tucson | Tucson Healthcare Facility II[1] | AZ | — | 12/26/2019 | —% | Other |
| Tucson | Tucson Healthcare Facility III[1] | AZ | — | 12/27/2019 | —% | Medical Office Building |
| Valdosta | Valdosta Healthcare Facility | GA | 24,750 | 11/28/2018 | 100.0% | Medical Office Building |
| Valdosta | Valdosta Healthcare Facility II | GA | 12,745 | 11/28/2018 | 100.0% | Medical Office Building |
| Victoria | Victoria Healthcare Facility | TX | 34,297 | 10/4/2019 | 100.0% | Inpatient Rehabilitation Facility |
| Victoria | Victoria Healthcare Facility II | TX | 28,752 | 10/4/2019 | 100.0% | Long-Term Acute Care Hospital |
| Winston | Winston-Salem Healthcare Facility | NC | 22,200 | 12/17/2014 | 100.0% | Medical Office Building |

(1) Tuscon Healthcare Facility II and Tuscon Healthcare Facility III are developmental properties expected to comprise 61,000 and 20,000 rentable square feet, respectively, with a 100% occupancy at anticipated lease commencement in 2021 and 2020, respectively.

# Portfolio: Data Centers

## Data Center Properties

| Market | Property Name | State | Rentable Square Feet | Date Acquired | Occupancy | Property Subtype |
|---|---|---|---|---|---|---|
| Atlanta | Alpharetta Data Center | GA | 77,322 | 2/2/2016 | 100.0% | Colocation |
| Atlanta | Atlanta Data Center | GA | 997,248 | 6/15/2017 | 88.5% | Wholesale |
| Boston | Andover Data Center | MA | 153,000 | 11/8/2016 | 100.0% | Colocation |
| Bridgeport | Norwalk Data Center | CT | 167,691 | 3/30/2017 | 100.0% | Colocation |
| Canton | Canton Data Center | OH | 29,960 | 10/3/2018 | 100.0% | Colocation |
| Charlotte | Charlotte Data Center | NC | 52,924 | 5/15/2017 | 100.0% | Colocation |
| Chicago | Chicago Data Center | IL | 115,352 | 12/28/2016 | 100.0% | Colocation |
| Chicago | Elgin Data Center | IL | 65,745 | 12/22/2017 | 87.1% | Colocation |
| Cincinnati | Cincinnati Data Center | OH | 69,826 | 6/30/2017 | 100.0% | Enterprise |
| Columbia | Blythewood Data Center | SC | 64,637 | 12/29/2016 | 100.0% | Colocation |
| Flint | Flint Data Center | MI | 32,500 | 2/2/2016 | 100.0% | Colocation |
| Houston | Houston Data Center | TX | 103,200 | 11/16/2017 | 100.0% | Enterprise |
| Indianapolis | Indianapolis Data Center | IN | 43,724 | 4/1/2015 | 100.0% | Colocation |
| Los Angeles | Hawthorne Data Center | CA | 288,000 | 9/27/2016 | 100.0% | Colocation |
| Minneapolis | Eagan Data Center | MN | 87,402 | 6/29/2015 | 100.0% | Enterprise |
| Minneapolis | Minnetonka Data Center | MN | 135,240 | 8/28/2015 | 100.0% | Colocation |
| Nashville | Franklin Data Center | TN | 71,726 | 3/31/2016 | 100.0% | Colocation |
| New York City | Somerset Data Center | NJ | 36,118 | 6/29/2016 | 100.0% | Colocation |
| Oklahoma City | Oklahoma City Data Center | OK | 92,456 | 12/27/2017 | 100.0% | Colocation |
| Philadelphia | King of Prussia Data Center | PA | 50,000 | 9/28/2017 | 100.0% | Enterprise |
| Phoenix | Tempe Data Center | AZ | 44,244 | 1/26/2017 | 100.0% | Enterprise |
| Phoenix | Tempe Data Center II | AZ | 58,560 | 9/29/2017 | 100.0% | Colocation |
| Sacramento | Rancho Cordova Data Center | CA | 69,048 | 3/14/2018 | 100.0% | Colocation |
| Sacramento | Rancho Cordova Data Center II | CA | 63,791 | 3/14/2018 | 63.3% | Wholesale |
| San Jose | San Jose Data Center | CA | 76,410 | 6/13/2018 | 100.0% | Enterprise |
| San Jose | Sunnyvale Data Center | CA | 76,573 | 6/28/2017 | 100.0% | Colocation |
| Waco | Waco Data Center | TX | 43,596 | 12/30/2015 | 100.0% | Colocation |
| Washington D.C. | McLean Data Center | VA | 69,329 | 10/17/2016 | 94.9% | Colocation |
| Washington D.C. | McLean Data Center II | VA | 62,002 | 10/17/2016 | 100.0% | Colocation |

See the glossary for a description of the company's non-GAAP financial and operating metrics.

# Glossary

## Annualized Base Rent

is the sum of each tenant's base rent in the last month of the period multiplied by twelve, unless otherwise specified.

## Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

are supplemental performance measures defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization. EBITDAre also includes adjustments for impairment write-downs on real estate and gains or losses from the disposition of property. EBITDA and EBITDAre are definitions promulgated by the National Association of Real Estate Investment Trusts (NAREIT). Each of these metrics are important indicators of the company's operating performance.

The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure to EBITDA and EBITAre for the following quarterly periods (amounts in thousands):

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30, 2019 | June 30, 2019 |
| Net income (loss) attributable to common stockholders | $ 11,095 | $ 5,669 | $ 1,787 | $ (9,630) | $ 6,264 |
| Adjustments: | | | | | |
| Interest and other expense, net | 14,199 | 15,319 | 15,566 | 11,920 | 9,893 |
| Depreciation and amortization | 25,294 | 27,065 | 23,994 | 16,254 | 15,610 |
| **EBITDA** | 50,588 | 48,053 | 41,347 | 18,544 | 31,767 |
| Gain on real estate disposition | (2,703) | — | (79) | — | — |
| Impairment loss on real estate | — | — | 8,000 | 13,000 | — |
| Cash deposits interest | 60 | 91 | 155 | 158 | 133 |
| **EBITDAre** | $ 47,945 | $ 48,144 | $ 49,423 | $ 31,702 | $ 31,900 |

## Fair Market Value of Real Estate Investments

is determined as fair market value of real estate-related investments calculated as of the date of the then current NAV (as defined below) plus total aggregate cost of real estate investments acquired after that date.

## Funds From Operations (FFO), Modified Funds From Operations (MFFO) and Adjusted Funds From Operations (AFFO)

Funds From Operations (FFO), Modified Funds From Operations (MFFO) and Adjusted Funds From Operations (AFFO) are non-GAAP financial measures. FFO is calculated using the NAREIT definition: net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do, making comparisons less meaningful. In addition to FFO, the company uses MFFO as a supplemental financial performance measure of the company's operating performance and believes it is frequently used by investors and other interested parties in the evaluation of non-traded REITs. The company's MFFO calculation complies with the Institute of Portfolio Alternative's (IPA) Practice Guideline by excluding amortization of above- and below-market leases, along with the right-of-use-assets - operating leases and operating lease liabilities, resulting from above- and below-market ground leases and amounts related to straight-line rents. The other adjustments included in the IPA's Practice Guideline are not applicable to the company. In addition to FFO and MFFO, the company uses AFFO as a supplemental financial performance metric to further evaluate its operating performance. The company calculates AFFO, a non-GAAP measure, by further adjusting MFFO for the following items included in the determination of GAAP net income: amortization of deferred financing costs and stock-based compensation, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect AFFO on the same basis. Other REITs report AFFO, however other REITs may use different methodologies for calculating AFFO and, accordingly, the company's AFFO may not be comparable to other REITs.

FFO, MFFO and AFFO are not intended to represent cash flow from operations for the period and are only intended to provide an additional measure of performance by adjusting for the effect of certain items noted above. The company's management, along with others in the real estate industry, consider FFO, MFFO and AFFO to be appropriate supplemental measures of REIT's operating performance because they provide a more complete understanding of the company's performance to investors and management.

# Glossary

The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure to FFO, MFFO and AFFO for the following quarterly periods (amounts in thousands):

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30, 2019 | June 30, 2019 |
| Net income (loss) attributable to common stockholders | $ 11,095 | $ 5,669 | $ 1,787 | $ (9,630) | $ 6,264 |
| Adjustments: | | | | | |
| Depreciation and amortization[1] | 25,294 | 27,065 | 23,994 | 16,254 | 15,610 |
| Gain on real estate disposition | (2,703) | — | (79) | — | — |
| Impairment loss on real estate | — | — | 8,000 | 13,000 | — |
| FFO attributable to common stockholders | $ 33,686 | $ 32,734 | $ 33,702 | $ 19,624 | $ 21,874 |
| Adjustments: | | | | | |
| Amortization of intangible assets and liabilities[2] | (840) | (417) | (810) | (1,285) | (1,077) |
| Reduction in the carrying amount of right-of-use assets - operating leases, net | 233 | 234 | 212 | 141 | 111 |
| Straight-line rent[3] | (5,411) | (5,500) | (5,767) | (2,784) | (2,982) |
| Ineffectiveness of interest rate swaps | — | — | — | — | — |
| MFFO attributable to common stockholders | $ 27,668 | $ 27,051 | $ 27,337 | $ 15,696 | $ 17,926 |
| Adjustments: | | | | | |
| Amortization of deferred financing costs | 947 | 946 | 949 | 647 | 623 |
| Stock-based compensation | 30 | 27 | 25 | 18 | 23 |
| AFFO attributable to common stockholders | $ 28,645 | $ 28,024 | $ 28,311 | $ 16,361 | $ 18,572 |

(1) During the three months ended March 31, 2020, the company wrote off one in-place lease intangible asset in the amount of approximately $1.5 million by accelerating the amortization of the acquired intangible asset. During the three months ended September 30, 2019, the company wrote off one in-place lease intangible asset in the amount of approximately $0.5 million by accelerating the amortization of the acquired intangible asset.

(2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate. During the three months ended March 31, 2020, the company wrote off one above-market lease intangible asset in the amount of approximately $0.3 million. During the three months ended September 30, 2019, the company wrote off one below-market lease intangible liability in the amount of approximately $0.2 million by accelerating the amortization of the acquired intangible liability.

(3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the three months ended September 30, 2019, the company wrote off approximately $0.1 million of straight-line rent. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with the company's analysis of operating performance.

## Interest Expense, Adjusted

is a non-GAAP measure that represents interest and other expense, net, as reported on the consolidated statement of comprehensive income, adjusted for cash deposits interest, notes receivable interest income and amortization of origination fee. This metric provides useful information to investors because it is used for the calculation of EBITDAre, which is defined above.

The following is a reconciliation of interest and other expense, net, which is the most directly comparable GAAP financial measure, to interest expense, adjusted for the following quarterly periods (amounts in thousands):

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30, 2019 | June 30, 2019 |
| Interest and other expense, net | $ 14,199 | $ 15,319 | $ 15,566 | $ 11,920 | $ 9,893 |
| Cash deposits interest | 60 | 91 | 155 | 158 | 133 |
| Notes receivable interest income | 185 | — | — | — | — |
| Amortization of origination fee | (26) | — | — | — | — |
| **Interest expense, adjusted** | $ 14,418 | $ 15,410 | $ 15,721 | $ 12,078 | $ 10,026 |

# Glossary

### Liquidity

is a non-GAAP financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the company's credit facility at the end of the period. This metric provides useful information to investors and management when examining the company's financing and investing decisions.

### Net Asset Value (NAV)

is determined by the Board of Directors, at the recommendation of the company's audit committee, and based on the estimated value of the company's assets, less the estimated value of the company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC.

### Net Debt

is defined as principal debt outstanding less cash and cash equivalents. Net Debt provides useful information to investors and management by calculating and monitoring the company's leverage ratio.

The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure to net debt, for the following quarterly periods (amounts in thousands):

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30, 2019 | June 30, 2019 |
| Notes payable, net | $ 453,562 | $ 454,305 | $ 454,845 | $ 463,770 | $ 464,096 |
| Credit facility, net | 931,440 | 996,043 | 900,615 | 436,912 | 367,724 |
| Total debt, net | 1,385,002 | 1,450,348 | 1,355,460 | 900,682 | 831,820 |
| Deferred financing costs, net | 8,600 | 9,227 | 9,885 | 5,824 | 5,249 |
| Principal outstanding | 1,393,602 | 1,459,575 | 1,365,345 | 906,506 | 837,069 |
| Cash and cash equivalents | 74,782 | 150,476 | 69,342 | 67,969 | 66,049 |
| Net debt | $ 1,318,820 | $ 1,309,099 | $ 1,296,003 | $ 838,537 | $ 771,020 |

### Net Operating Income (NOI) and Cash NOI

are non-GAAP financial measures. NOI is defined as rental revenues, less rental expenses on an accrual basis, excluding depreciation and amortization, general and administrative expenses, asset management fees, gain on real estate disposition and interest and other expense, net. Cash NOI is calculated to exclude the impact of certain GAAP adjustments to rental revenue, such as straight-line rent, amortization of above-market intangible lease assets and below-market lease intangible liabilities and the reduction in the carrying amount of right-of-use assets - operating leases, net, and is used to evaluate the cash-based performance of the company's real estate portfolio. The company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be examined in conjunction with net income as presented in the consolidated financial statements included on the company's Annual Report on Form 10-K filed with the SEC on March 27, 2020, and subsequent quarterly filings on Form 10-Q.

# Glossary

The following is a reconciliation of net income attributable to common stockholders, which is the most directly comparable GAAP financial measure to Healthcare NOI, Data Center NOI, Total NOI and Cash NOI, for the following periods (amounts in thousands):

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2020 | 2019 | 2020 | 2019 |
| **Healthcare:** | | | | |
| Healthcare rental revenue | $ 41,731 | $ 19,099 | $ 83,157 | $ 38,889 |
| Healthcare rental expense | (3,895) | (2,005) | (8,234) | (4,168) |
| Healthcare NOI | 37,836 | 17,094 | 74,923 | 34,721 |
| **Data Centers:** | | | | |
| Data Center rental revenue | 27,144 | 27,838 | 54,903 | 54,515 |
| Data Center rental expense | (7,027) | (8,137) | (14,176) | (15,102) |
| Data Center NOI | 20,117 | 19,701 | 40,727 | 39,413 |
| Total NOI | 57,953 | 36,795 | 115,650 | 74,134 |
| Straight-line rent | (5,411) | (2,982) | (10,911) | (5,656) |
| Amortization of above- and below-market leases, net | (840) | (1,077) | (1,257) | (2,153) |
| Reduction in the carrying amount of right-of-use assets - operating leases, net | 233 | 111 | 467 | 224 |
| Cash NOI | 51,935 | 32,847 | 103,949 | 66,549 |
| General and administrative expenses | (4,099) | (1,535) | (7,787) | (2,938) |
| Asset management fees | (5,969) | (3,493) | (11,925) | (6,987) |
| Depreciation and amortization | (25,294) | (15,610) | (52,359) | (33,856) |
| Impairment loss on real estate | — | — | — | — |
| Gain on real estate disposition | 2,703 | — | 2,703 | — |
| Interest and other expense, net | (14,199) | (9,893) | (29,518) | (19,728) |
| Straight-line rent | 5,411 | 2,982 | 10,911 | 5,656 |
| Amortization of above- and below-market leases, net | 840 | 1,077 | 1,257 | 2,153 |
| Reduction in the carrying amount of right-of-use assets - operating leases, net | (233) | (111) | (467) | (224) |
| Net income attributable to common stockholders | $ 11,095 | $ 6,264 | $ 16,764 | $ 10,625 |

### Occupancy

is a weighted average calculation of the portfolio’s occupancy based on rentable square footage.

### Remaining Lease Term

is a weighted average calculation of the portfolio’s remaining lease term based on leased square footage.

### Rent Escalation

is a weighted average calculation of the portfolio’s rent escalations based on leased square footage.

### Same Store Properties

are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating the net operating income of the same store properties, management is able to monitor the operations of the company's existing properties for comparable periods to measure the performance of the current portfolio and determine the effects of new acquisitions on net income (loss).

# Glossary

The following is a reconciliation of net income (loss), attributable to common stockholders, which is the most directly comparable GAAP financial measure to Healthcare same store NOI, Data Center same store NOI and Total same store NOI for the following quarterly periods (amounts in thousands):

| | Three Months Ended | | | | |
|---|---|---|---|---|---|
| | June 30, 2020 | March 31, 2020 | December 31, 2019 | September 30, 2019 | June 30, 2019 |
| **Healthcare:** | | | | | |
| Healthcare same store rental revenue | $ 19,025 | $ 19,215 | $ 19,987 | $ 19,609 | $ 19,100 |
| Healthcare same store rental expense | (2,042) | (2,115) | (2,052) | (2,292) | (2,005) |
| Healthcare same store NOI | 16,983 | 17,100 | 17,935 | 17,317 | 17,095 |
| **Data Centers:** | | | | | |
| Data Center same store rental revenue | 27,145 | 27,758 | 26,944 | 28,230 | 27,837 |
| Data Center same store rental expense | (7,027) | (7,149) | (6,753) | (8,415) | (8,137) |
| Data Center same store NOI | 20,118 | 20,609 | 20,191 | 19,815 | 19,700 |
| **Total same store NOI** | 37,101 | 37,709 | 38,126 | 37,132 | 36,795 |
| Non-same store rental revenue | 22,705 | 22,212 | 22,503 | 224 | — |
| Non-same store rental expense | (1,853) | (2,224) | (2,169) | (33) | — |
| General and administrative expenses | (4,099) | (3,688) | (3,244) | (2,239) | (1,535) |
| Asset management fees | (5,969) | (5,956) | (5,948) | (3,540) | (3,493) |
| Depreciation and amortization | (25,294) | (27,065) | (23,994) | (16,254) | (15,610) |
| Impairment loss on real estate | — | — | (8,000) | (13,000) | — |
| Gain on real estate disposition | 2,703 | — | 79 | — | — |
| Interest and other expense, net | (14,199) | (15,319) | (15,566) | (11,920) | (9,893) |
| **Net income (loss) attributable to common stockholders** | $ 11,095 | $ 5,669 | $ 1,787 | $ (9,630) | $ 6,264 |

### Total Real Estate Investment

is based on aggregate contract purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception, adjusted for cost basis property dispositions over such period.